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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
              PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chairman and Chief Executive Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to ss.906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:    /s/ JAY SUGARMAN
       --------------------------------------------

       Name: Jay Sugarman
       Title:  Chairman and Chief Executive Officer


                                      Ex-1
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Financial Officer of iStar Financial
Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to ss.906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:    /s/ SPENCER B. HABER
       --------------------------------------------
       Name: Spencer B. Haber
       Title: Chief Financial Officer


                                      Ex-2
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August 14, 2002

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re:      iStar Financial Inc. (File No. 1-15371)

Ladies and Gentlemen:

We enclose for filing the Quarterly Report on Form 10-Q of iStar Financial Inc. for the quarter ended June 30, 2002. Also accompanying this filing are the certifications of iStar Financial's Chairman and Chief Executive Officer and its Chief Financial Officer pursuant to ss.906 of The Sarbanes-Oxley Act of 2002. These certifications are being furnished solely for purposes of complying with ss.906 of The Sarbanes-Oxley Act, and on the understanding that they are subject to the specific knowledge standards contained in ss.906.

If you have any questions, please contact me at 212-878-8526.

Very truly yours,


/s/ KATHLEEN L. WERNER
    ------------------
    Kathleen L. Werner

encls.